Segment Information	12 Months Ended
Dec. 31, 2022
Segment Reporting [Abstract]
Segment Information

17. Segment Information

The Company applies ASC 280, Segment Reporting, in determining its reportable segments. The Company has two reportable segments: equipment sales & hosting and mining pool business. The guidance requires that segment disclosures present the measure(s) used by the Chief Operating Decision Maker (“CODM”) to decide how to allocate resources and for purposes of assessing such segments’ performance. The Company’s CODM is comprised of several members of its executive management team who use revenue and cost of revenues of our three reporting segments to assess the performance of the business of our reportable operating segments. As a result, the Company has two reportable segments, including equipment sales & hosting and mining pool business.

The following table details revenue and cost of revenues for the Company’s reportable segments for the year ended December 31, 2022, 2021 and 2020, and reconciles to net income (loss) in the consolidated statements of operations:

	For the year ended December 31,
	2020	2021	2022
	US$	US$	US$
Reportable segment revenue:
Revenue – equipment & hosting	$1,957	$9,558	$9,929
Revenue – mining pool	—	7,480	676
Revenue – mining	—	—	33
Total segment and consolidated revenue	1,957	17,038	10,638
Reportable segment cost of revenue
Cost of revenues – equipment & hosting	1,055	8,382	8,802
Cost of revenues – mining pool	—	7,392	676
Cost of revenues – mining			20
Total segment and consolidated cost of revenues	1,055	15,774	9,498
Reconciling Items:
Selling, general and administrative expenses	(232)	(17,162)	(7,178)
Research development expenses	(348)	(419)	(476)
Impairment of long-lived assets	(40)	(135)	(951)
Other income/(expense)	174	(228)	(1,380)
Income tax expense	(53)	(24)	—
Net profit/(loss)	$403	$(16,704)	$(8,845)